UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2020 (November 6, 2020)

Chengda Technology Co., Ltd.
(Exact name of registrant as specified in Charter)

Delaware	333-219776	37-1863750
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

311-7, Tianyu Building, 11 Guangming Road

Dongcheng District, Beijing, China 100051

(Address of Principal Executive Offices)

+86 (10) 65014177

(Registrant’s Telephone number)

New Leap, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 5, 2020, Chengda Technology Co., Ltd. (formerly known as New Leap, Inc.) (the “Company”) filed a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware which provides for a change in the name of the Company from “New Leap, Inc.” to “Chengda Technology Co., Ltd.”, effective November 6, 2020. The Certificate of Amendment was approved by the Company’s Board of Directors.

The Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1. The description of the Certificate of Amendment herein is qualified in its entirety by the text of Exhibit 3.1 hereto, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENGDA TECHNOLOGY CO. LTD.

Date: November 9, 2020	By:	/s/ Xin Jiang
	Name:	Xin Jiang
	Title:	Chief Executive Officer, Chief Financial Officer and President

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